UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2008

NORTH AMERICAN TECHNOLOGIES

GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-16217	33-0041789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification no.)

429 Memory Lane, Marshall, Texas 75672

(Address of principal executive offices)

(713) 462-0303

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Change in Chief Executive Officer

Mr. Rod Wallace, age 55, the company’s director of operations has been appointed President and Chief Executive Officer of the company as of March 24, 2008.

Mr. Wallace joined the company in January 2007 and later assumed the position of Director of Operations in January 2008. He has been leading the company’s operations team since that time.

For the five year period prior to joining the company, Mr. Wallace served as Vice President of Sann Lii corporation and directed that company’s operations in Brazil, China, Europe and Mexico.

Mr. Wallace has extensive experience in polymer materials, injection molding, extrusion and composite materials.

On March 24, 2008 Mr. Alex C. Rankin resigned as the company’s President and Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

/s/ Joe B. Dorman
Joe B. Dorman Secretary

Dated: March 26, 2008